EXHIBIT 99.1

RESTATEMENT OF BUSINESS SEGMENT FINANCIAL RESULTS AND CAPITAL

FULL YEAR 2000 – 2002

FIVE QUARTER TREND: FIRST QUARTER 2002 – FIRST QUARTER 2003

J.P. MORGAN CHASE & CO.
TABLE OF CONTENTS

J.P. MORGAN CHASE & CO.
LINES OF BUSINESS RESTATEMENT SUMMARY
(in millions, except ratios)

	BEFORE RESTATEMENT (a)			AFTER RESTATEMENT (b)

Year Ended December 31,	2002	2001	2000	2002	2001	2000

OPERATING REVENUE
Investment Bank	$12,399	$14,671	$15,692	$12,645	$14,873	$15,837
Treasury & Securities Services	4,046	3,978	3,930	3,903	3,821	3,781
Investment Management & Private Banking	2,868	3,226	3,543	2,841	3,197	3,520
JPMorgan Partners	(954)	(1,470)	786	(943)	(1,435)	849
Chase Financial Services	13,541	10,951	10,059	13,457	10,870	9,973
Support Units and Corporate	(847)	(964)	(965)	(850)	(934)	(915)

OPERATING REVENUE (c)	31,053	30,392	33,045	31,053	30,392	33,045
Impact of Credit Card Securitizations	(1,439)	(1,048)	(990)	(1,439)	(1,048)	(990)
Impact of Special Items	—	—	1,131	—	—	1,131

REPORTED REVENUE (c)	$29,614	$29,344	$33,186	$29,614	$29,344	$33,186

OPERATING EARNINGS (d)
Investment Bank	$1,365	$2,918	$3,522	$1,383	$2,929	$3,506
Treasury & Securities Services	677	632	671	631	607	668
Investment Management & Private Banking	384	479	613	262	363	544
JPMorgan Partners	(789)	(1,116)	262	(787)	(1,098)	299
Chase Financial Services	2,490	1,538	1,638	2,362	1,451	1,540
Support Units and Corporate	(743)	(649)	(530)	(467)	(450)	(381)

OPERATING EARNINGS (c)	3,384	3,802	6,176	3,384	3,802	6,176
Impact of Merger and Restructuring Costs and Special Items	(1,721)	(1,715)	(200)	(1,721)	(1,715)	(200)
Impact of Pre-SFAS 142 Goodwill Amortization	NA	(393)	(249)	NA	(393)	(249)

NET INCOME (c)	$1,663	$1,694	$5,727	$1,663	$1,694	$5,727

AVERAGE ECONOMIC CAPITAL
Investment Bank	$18,323	$18,964	$18,335	$19,907	$20,196	$18,450
Treasury & Securities Services	2,998	2,958	2,883	2,694	2,910	2,911
Investment Management & Private Banking	6,115	6,275	4,447	5,643	5,781	4,105
JPMorgan Partners	5,454	6,475	7,590	6,293	7,557	8,932
Chase Financial Services	10,293	9,118	8,668	8,618	7,740	7,701
Support Units and Corporate	(1,815)	(2,266)	(5,747)	(1,787)	(2,660)	(5,923)

TOTAL ECONOMIC CAPITAL (c) (e)	$41,368	$41,524	$36,176	$41,368	$41,524	$36,176

SHAREHOLDER VALUE ADDED
Investment Bank	$(853)	$615	$1,280	$(1,028)	$475	$1,247
Treasury & Securities Services	313	272	319	306	255	314
Investment Management & Private Banking	(357)	(284)	70	(421)	(339)	42
JPMorgan Partners	(1,614)	(2,097)	(894)	(1,738)	(2,243)	(1,061)
Chase Financial Services	1,242	430	578	1,318	510	598
Support Units and Corporate	(362)	(183)	386	(68)	95	599

TOTAL SHAREHOLDER VALUE ADDED (c) (f)	$(1,631)	$(1,247)	$1,739	$(1,631)	$(1,247)	$1,739

OPERATING RETURN ON ECONOMIC CAPITAL
Investment Bank	7%	15%	19%	7%	14%	19%
Treasury & Securities Services	23	21	23	23	21	23
Investment Management & Private Banking	6	8	14	5	6	13
Chase Financial Services	24	17	19	27	19	20
OPERATING RETURN ON ECONOMIC CAPITAL (c)	8	9	17	8	9	17

[Additional columns below]

[Continued from above table, first column(s) repeated]

	CHANGE

Year Ended December 31,	2002		2001		2000

OPERATING REVENUE
Investment Bank	$246		$202		$145
Treasury & Securities Services	(143)		(157)		(149)
Investment Management & Private Banking	(27)		(29)		(23)
JPMorgan Partners	11		35		63
Chase Financial Services	(84)		(81)		(86)
Support Units and Corporate	(3)		30		50
OPERATING REVENUE (c)	—		—		—
Impact of Credit Card Securitizations	—		—		—
Impact of Special Items	—		—		—
REPORTED REVENUE (c)	—		—		—
OPERATING EARNINGS (d)
Investment Bank	18		11		(16)
Treasury & Securities Services	(46)		(25)		(3)
Investment Management & Private Banking	(122)		(116)		(69)
JPMorgan Partners	2		18		37
Chase Financial Services	(128)		(87)		(98)
Support Units and Corporate	276		199		149
OPERATING EARNINGS (c)	—		—		—
Impact of Merger and Restructuring Costs and Special Items	—		—		—
Impact of Pre-SFAS 142 Goodwill Amortization	—		—		—
NET INCOME (c)	—		—		—
AVERAGE ECONOMIC CAPITAL
Investment Bank	1,584		1,232		115
Treasury & Securities Services	(304)		(48)		28
Investment Management & Private Banking	(472)		(494)		(342)
JPMorgan Partners	839		1,082		1,342
Chase Financial Services	(1,675)		(1,378)		(967)
Support Units and Corporate	28		(394)		(176)
TOTAL ECONOMIC CAPITAL (c) (e)	—		—		—
SHAREHOLDER VALUE ADDED
Investment Bank	(175)		(140)		(33)
Treasury & Securities Services	(7)		(17)		(5)
Investment Management & Private Banking	(64)		(55)		(28)
JPMorgan Partners	(124)		(146)		(167)
Chase Financial Services	76		80		20
Support Units and Corporate	294		278		213
TOTAL SHAREHOLDER VALUE ADDED (c) (f)	—		—		—
OPERATING RETURN ON ECONOMIC CAPITAL
Investment Bank	—	bp	(100	) bp	—	bp
Treasury & Securities Services	—		—		—
Investment Management & Private Banking	(100)		(200)		(100)
Chase Financial Services	300		200		100
OPERATING RETURN ON ECONOMIC CAPITAL (c)	—		—		—

(a)	Reflects the original reported results as disclosed in the 2002 JPMorgan Chase Annual Report.

(b)	Reflects results after the restatement as discussed in Item 9 (and Item 12) of this Form 8-K.

(c)	Represents consolidated JPMorgan Chase.

(d)	For a discussion of the Firm’s approach regarding operating earnings, see footnote (b) on page 4.

(e)	Represents the Firm’s average common stockholders’ equity.

(f)	For a reconciliation of net income to shareholder value added, see Exhibit 99.2.

J.P. MORGAN CHASE & CO.
LINES OF BUSINESS FINANCIAL HIGHLIGHTS SUMMARY – RESTATED
(in millions, except ratios)

						1QTR 2003
						Over (Under)
	1QTR	4QTR	3QTR	2QTR	1QTR
	2003	2002	2002	2002	2002	4Q 2002		1Q 2002

OPERATING REVENUE
Investment Bank	$4,068	$3,355	$2,481	$3,154	$3,655	21%		11%
Treasury & Securities Services	935	941	1,029	991	942	(1)		(1)
Investment Management & Private Banking	643	652	695	729	765	(1)		(16)
JPMorgan Partners	(278)	(83)	(359)	(193)	(308)	(235)		10
Chase Financial Services	3,696	3,334	3,668	3,400	3,055	11		21
Support Units and Corporate	(201)	(274)	(213)	(173)	(190)	27		(6)

OPERATING REVENUE (a)	8,863	7,925	7,301	7,908	7,919	12		12
Impact of Credit Card Securitizations	(457)	(430)	(354)	(334)	(321)	(6)		(42)
Impact of Special Items	—	—	—	—	—	NM		NM

REPORTED REVENUE (a)	$8,406	$7,495	$6,947	$7,574	$7,598	12		11

OPERATING EARNINGS (b)
Investment Bank	$946	$363	$(256)	$507	$769	161		23
Treasury & Securities Services	131	129	201	165	136	2		(4)
Investment Management & Private Banking	36	12	68	82	100	200		(64)
JPMorgan Partners	(217)	(96)	(278)	(168)	(245)	(126)		11
Chase Financial Services	677	467	760	649	486	45		39
Support Units and Corporate	(173)	(145)	(170)	(56)	(96)	(19)		(80)

OPERATING EARNINGS (a)	1,400	730	325	1,179	1,150	92		22
Impact of Merger and Restructuring Costs and Special Items	—	(1,117)	(285)	(151)	(168)	NM		NM
Impact of Pre-SFAS 142 Goodwill Amortization	NA	NA	NA	NA	NA	NA		NA

NET INCOME (a)	$1,400	$(387)	$40	$1,028	$982	NM		43

OPERATING RETURN ON ECONOMIC CAPITAL
Investment Bank	18%	7%	NM	10%	15%	1,100	bp	300	bp
Treasury & Securities Services	19	19	31%	25	20	—		(100)
Investment Management & Private Banking	3	1	5	6	7	200		(400)
Chase Financial Services	32	22	35	30	23	1,000		900
OPERATING RETURN ON ECONOMIC CAPITAL (a)	13	7	3	11	11	600		200

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2002
	FULL YEAR			Over (Under)

	2002	2001	2000	2001

OPERATING REVENUE
Investment Bank	$12,645	$14,873	$15,837	(15)%
Treasury & Securities Services	3,903	3,821	3,781	2
Investment Management & Private Banking	2,841	3,197	3,520	(11)
JPMorgan Partners	(943)	(1,435)	849	34
Chase Financial Services	13,457	10,870	9,973	24
Support Units and Corporate	(850)	(934)	(915)	9

OPERATING REVENUE (a)	31,053	30,392	33,045	2
Impact of Credit Card Securitizations	(1,439)	(1,048)	(990)	(37)
Impact of Special Items	—	—	1,131	NM

REPORTED REVENUE (a)	$29,614	$29,344	$33,186	1

OPERATING EARNINGS (b)
Investment Bank	$1,383	$2,929	$3,506	(53)
Treasury & Securities Services	631	607	668	4
Investment Management & Private Banking	262	363	544	(28)
JPMorgan Partners	(787)	(1,098)	299	28
Chase Financial Services	2,362	1,451	1,540	63
Support Units and Corporate	(467)	(450)	(381)	(4)

OPERATING EARNINGS (a)	3,384	3,802	6,176	(11)
Impact of Merger and Restructuring Costs and Special Items	(1,721)	(1,715)	(200)	—
Impact of Pre-SFAS 142 Goodwill Amortization	NA	(393)	(249)	NA

NET INCOME (a)	$1,663	$1,694	$5,727	(2)

OPERATING RETURN ON ECONOMIC CAPITAL
Investment Bank	7%	14%	19%	(700	) bp
Treasury & Securities Services	23	21	23	200
Investment Management & Private Banking	5	6	13	(100)
Chase Financial Services	27	19	20	800
OPERATING RETURN ON ECONOMIC CAPITAL (a)	8	9	17	(100)

(a)	Represents consolidated JPMorgan Chase.

(b)	In addition to analyzing the Firm’s results on a reported basis, management looks at operating earnings (or “operating basis”) to assess each of its businesses and to measure overall Firm results against targeted goals. The definition of operating basis starts with the reported U.S. GAAP (accounting principles generally accepted in the United States of America) results and then excludes the impact of merger and restructuring costs, credit card securitizations, the amortization of goodwill and special items (which management defined as significant nonrecurring gains or losses of $75 million or more during 2002 and $50 million or more prior to 2002). Both restructuring charges and special items are viewed by management as transactions that are not part of the Firm’s normal daily business operations or are unusual in nature and therefore are not indicative of trends. For a more detailed explanation of how the Firm looks at results on an “operating basis,” see Reconciliation from Reported Results to Operating Basis on page 29 of JPMorgan Chase’s March 31, 2003, Quarterly Report on Form 10-Q and on page 22 of JPMorgan Chase’s 2002 Annual Report.

SEGMENT DETAIL

J.P. MORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS – RESTATED
(in millions, except ratios)

						1QTR 2003
						Over (Under)
	1QTR	4QTR	3QTR	2QTR	1QTR
	2003	2002	2002	2002	2002	4Q 2002		1Q 2002

OPERATING INCOME STATEMENT
REVENUE:
Trading Revenue (Includes Trading NII):
Fixed Income and Other	$1,730	$1,298	$631	$1,034	$1,503	33%		15%
Equities	199	(33)	(254)	96	201	NM		(1)

	1,929	1,265	377	1,130	1,704	52		13
Investment Banking Fees	620	650	529	781	736	(5)		(16)
Net Interest Income	735	674	681	681	757	9		(3)
Fees and Commissions	380	370	432	429	388	3		(2)
Securities Gains	383	376	465	108	127	2		202
All Other Revenue	21	20	(3)	25	(57)	5		NM

TOTAL OPERATING REVENUE	4,068	3,355	2,481	3,154	3,655	21		11

EXPENSE:
Compensation Expense	1,321	1,065	721	1,057	1,130	24		17
Noncompensation Expense	836	882	848	820	905	(5)		(8)

Operating Expense (Excludes Severance and Related Costs)	2,157	1,947	1,569	1,877	2,035	11		6
Severance and Related Costs	104	337	79	124	47	(69)		121

TOTAL OPERATING EXPENSE	2,261	2,284	1,648	2,001	2,082	(1)		9

Operating Margin	1,807	1,071	833	1,153	1,573	69		15
Credit Costs	245	489	1,316	306	282	(50)		(13)
Corporate Credit Allocation	(14)	(19)	(25)	(21)	(22)	26		36

Operating Income (Loss) Before Income Tax Expense	1,548	563	(508)	826	1,269	175		22
Income Tax Expense (Benefit)	602	200	(252)	319	500	201		20

OPERATING EARNINGS (LOSS)	$946	$363	$(256)	$507	$769	161		23

Average Economic Capital	$20,825	$20,317	$19,443	$19,638	$20,233	3		3
Average Assets	525,613	515,614	494,699	503,339	467,616	2		12
Shareholder Value Added	324	(258)	(849)	(86)	165	NM		96
Return on Economic Capital	18%	7%	NM	10%	15%	1,100	bp	300	bp
Overhead Ratio	56	68	66%	63	57	(1,200)		(100)
Overhead Ratio Excl. Severance and Related Costs	53	58	63	60	56	(500)		(300)
Compensation Expense as a % of Operating Revenue Excl. Severance and Related Costs	32	32	29	34	31	—		100

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2002
	FULL YEAR			Over (Under)

	2002	2001	2000	2001

OPERATING INCOME STATEMENT
REVENUE:
Trading Revenue (Includes Trading NII):
Fixed Income and Other	$4,466	$5,013	$5,122	(11)%
Equities	10	1,190	1,636	(99)

	4,476	6,203	6,758	(28)
Investment Banking Fees	2,696	3,591	4,345	(25)
Net Interest Income	2,793	3,112	2,563	(10)
Fees and Commissions	1,619	1,501	1,537	8
Securities Gains	1,076	538	(8)	100
All Other Revenue	(15)	(72)	642	79

TOTAL OPERATING REVENUE	12,645	14,873	15,837	(15)

EXPENSE:
Compensation Expense	3,973	5,278	6,240	(25)
Noncompensation Expense	3,455	3,509	3,593	(2)

Operating Expense (Excludes Severance and Related Costs)	7,428	8,787	9,833	(15)
Severance and Related Costs	587	—	—	NM

TOTAL OPERATING EXPENSE	8,015	8,787	9,833	(9)

Operating Margin	4,630	6,086	6,004	(24)
Credit Costs	2,393	1,159	246	106
Corporate Credit Allocation	(87)	(98)	(124)	11

Operating Income (Loss) Before Income Tax Expense	2,150	4,829	5,634	(55)
Income Tax Expense (Benefit)	767	1,900	2,128	(60)

OPERATING EARNINGS (LOSS)	$1,383	$2,929	$3,506	(53)

Average Economic Capital	$19,907	$20,196	$18,450	(1)
Average Assets	495,447	510,668	470,036	(3)
Shareholder Value Added	(1,028)	475	1,247	NM
Return on Economic Capital	7%	14%	19%	(700	) bp
Overhead Ratio	63	59	62	400
Overhead Ratio Excl. Severance and Related Costs	59	59	62	—
Compensation Expense as a % of Operating Revenue Excl. Severance and Related Costs	31	35	39	(400)

J.P. MORGAN CHASE & CO.
INVESTMENT BANK
BUSINESS-RELATED METRICS – RESTATED
(in millions)

						1QTR 2003
						Over (Under)
	1QTR	4QTR	3QTR	2QTR	1QTR
	2003	2002	2002	2002	2002	4Q 2002	1Q 2002

BUSINESS REVENUE:
INVESTMENT BANKING FEES
Advisory	$160	$216	$139	$194	$194	(26)%	(18)%
Underwriting and Other Fees	460	434	390	587	542	6	(15)

TOTAL	620	650	529	781	736	(5)	(16)

CAPITAL MARKETS & LENDING
Fixed Income	1,992	1,580	909	1,289	1,763	26	13
Treasury	607	578	607	269	385	5	58
Credit Portfolio	413	356	440	442	329	16	26
Equities	436	191	(4)	373	442	128	(1)

TOTAL	3,448	2,705	1,952	2,373	2,919	27	18

TOTAL OPERATING REVENUE	$4,068	$3,355	$2,481	$3,154	$3,655	21	11

MEMO:
CAPITAL MARKETS & LENDING TOTAL RETURN REVENUE (a)
Fixed Income	$1,954	$1,497	$943	$1,362	$1,721	31	14
Treasury	536	464	364	215	470	16	14
Credit Portfolio	413	356	440	442	329	16	26
Equities	436	191	(4)	373	442	128	(1)

TOTAL	$3,339	$2,508	$1,743	$2,392	$2,962	33	13

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2002
	FULL YEAR			Over (Under)

	2002	2001	2000	2001

BUSINESS REVENUE:
INVESTMENT BANKING FEES
Advisory	$743	$1,248	$1,802	(40)%
Underwriting and Other Fees	1,953	2,343	2,543	(17)

TOTAL	2,696	3,591	4,345	(25)

CAPITAL MARKETS & LENDING
Fixed Income	5,541	6,294	5,940	(12)
Treasury	1,839	1,520	619	21
Credit Portfolio	1,567	1,227	2,268	28
Equities	1,002	2,241	2,665	(55)

TOTAL	9,949	11,282	11,492	(12)

TOTAL OPERATING REVENUE	$12,645	$14,873	$15,837	(15)

MEMO:
CAPITAL MARKETS & LENDING TOTAL RETURN REVENUE (a)
Fixed Income	$5,523	$6,380	$6,083	(13)
Treasury	1,513	949	1,078	59
Credit Portfolio	1,567	1,227	2,268	28
Equities	1,002	2,241	2,665	(55)

TOTAL	$9,605	$10,797	$12,094	(11)

(a)	Total return revenue includes operating revenues plus the unrealized gains or losses on third-party or internally transfer-priced assets and liabilities, primarily in fixed income and treasury activities, which are not accounted for on a mark-to-market basis through earnings.

J.P. MORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS – RESTATED
(in millions, except ratios)

						1QTR 2003
						Over (Under)
	1QTR	4QTR	3QTR	2QTR	1QTR
	2003	2002	2002	2002	2002	4Q 2002		1Q 2002

OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$598	$581	$605	$621	$606	3%		(1)%
Net Interest Income	299	314	312	310	301	(5)		(1)
All Other Revenue	38	46	112	60	35	(17)		9

TOTAL OPERATING REVENUE	935	941	1,029	991	942	(1)		(1)

EXPENSE:
Compensation Expense	319	285	290	302	304	12		5
Noncompensation Expense	425	467	450	449	445	(9)		(4)

TOTAL OPERATING EXPENSE	744	752	740	751	749	(1)		(1)

Operating Margin	191	189	289	240	193	1		(1)
Credit Costs	1	2	(1)	(1)	1	(50)		—
Corporate Credit Allocation	14	19	25	21	22	(26)		(36)

Operating Income Before Income Tax Expense	204	206	315	262	214	(1)		(5)
Income Tax Expense	73	77	114	97	78	(5)		(6)

OPERATING EARNINGS	$131	$129	$201	$165	$136	2		(4)

Average Economic Capital	$2,759	$2,720	$2,603	$2,662	$2,792	1		(1)
Average Assets	17,504	19,279	15,943	18,919	16,978	(9)		3
Shareholder Value Added	49	46	122	85	53	7		(8)
Return on Economic Capital	19%	19%	31%	25%	20%	—	bp	(100	) bp
Overhead Ratio	80	80	72	76	80	—		—
OPERATING REVENUE BY BUSINESS:
Treasury Services	$479	$470	$467	$440	$447	2%		7%
Investor Services	340	334	384	416	381	2		(11)
Institutional Trust Services	205	225	221	222	203	(9)		1
Other	(89)	(88)	(43)	(87)	(89)	(1)		—

Total Treasury & Securities Services	$935	$941	$1,029	$991	$942	(1)		(1)

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2002
	FULL YEAR			Over (Under)

	2002	2001	2000	2001

OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$2,413	$2,291	$2,095	5%
Net Interest Income	1,237	1,316	1,390	(6)
All Other Revenue	253	214	296	18

TOTAL OPERATING REVENUE	3,903	3,821	3,781	2

EXPENSE:
Compensation Expense	1,181	1,153	1,061	2
Noncompensation Expense	1,811	1,809	1,769	—

TOTAL OPERATING EXPENSE	2,992	2,962	2,830	1

Operating Margin	911	859	951	6
Credit Costs	1	7	4	(86)
Corporate Credit Allocation	87	98	124	(11)

Operating Income Before Income Tax Expense	997	950	1,071	5
Income Tax Expense	366	343	403	7

OPERATING EARNINGS	$631	$607	$668	4

Average Economic Capital	$2,694	$2,910	$2,911	(7)
Average Assets	17,781	18,553	16,555	(4)
Shareholder Value Added	306	255	314	20
Return on Economic Capital	23%	21%	23%	200	bp
Overhead Ratio	77	78	75	(100)
OPERATING REVENUE BY BUSINESS:
Treasury Services	$1,824	$1,724	$1,708	6%
Investor Services	1,515	1,650	1,720	(8)
Institutional Trust Services	871	760	656	15
Other	(307)	(313)	(303)	2

Total Treasury & Securities Services	$3,903	$3,821	$3,781	2

J.P. MORGAN CHASE & CO.
INVESTMENT MANAGEMENT & PRIVATE BANKING
FINANCIAL HIGHLIGHTS – RESTATED
(in millions, except ratios)

						1QTR 2003
						Over (Under)
	1QTR	4QTR	3QTR	2QTR	1QTR
	2003	2002	2002	2002	2002	4Q 2002		1Q 2002

OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$511	$507	$519	$560	$590		1%		(13)%
Net Interest Income	116	107	117	113	112		8		4
All Other Revenue	16	38	59	56	63		(58)		(75)

TOTAL OPERATING REVENUE	643	652	695	729	765		(1)		(16)

EXPENSE:
Compensation Expense	285	311	267	261	286		(8)		—
Noncompensation Expense	289	315	296	315	295		(8)		(2)

TOTAL OPERATING EXPENSE	574	626	563	576	581		(8)		(1)

Operating Margin	69	26	132	153	184		165		(63)
Credit Costs	6	12	26	23	23		(50)		(74)

Operating Income Before Income Tax Expense	63	14	106	130	161		350		(61)
Income Tax Expense	27	2	38	48	61	NM			(56)

OPERATING EARNINGS	$36	$12	$68	$82	$100		200		(64)

Average Economic Capital	$5,432	$5,540	$5,607	$5,741	$5,686		(2)		(4)
Average Assets	32,346	33,522	34,968	36,478	38,007		(4)		(15)
Shareholder Value Added	(126)	(155)	(104)	(92)	(70)		19		(80)
Tangible Shareholder Value Added	(1)	(28)	26	37	59		96	NM
Return on Economic Capital	3%	1%	5%	6%	7%	200	bp	(400	) bp
Tangible Return on Economic Capital	12	5	19	21	27		700		(1,500)
Overhead Ratio	89	96	81	79	76		(700)		1,300
Pre-Tax Margin Ratio	10	2	15	18	21		800		(1,100)

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2002
	FULL YEAR			Over (Under)

	2002	2001	2000	2001

OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$2,176	$2,399	$2,315		(9)%
Net Interest Income	449	557	683		(19)
All Other Revenue	216	241	522		(10)

TOTAL OPERATING REVENUE	2,841	3,197	3,520		(11)

EXPENSE:
Compensation Expense	1,125	1,302	1,416		(14)
Noncompensation Expense	1,221	1,264	1,172		(3)

TOTAL OPERATING EXPENSE	2,346	2,566	2,588		(9)

Operating Margin	495	631	932		(22)
Credit Costs	84	36	25		133

Operating Income Before Income Tax Expense	411	595	907		(31)
Income Tax Expense	149	232	363		(36)

OPERATING EARNINGS	$262	$363	$544		(28)

Average Economic Capital	$5,643	$5,781	$4,105		(2)
Average Assets	35,729	36,896	33,674		(3)
Shareholder Value Added	(421)	(339)	42		(24)
Tangible Shareholder Value Added	94	172	305		(45)
Return on Economic Capital	5%	6%	13%	(100	) bp
Tangible Return on Economic Capital	18	23	29		(500)
Overhead Ratio	83	80	74		300
Pre-Tax Margin Ratio	14	19	26		(500)

J.P. MORGAN CHASE & CO.
JPMORGAN PARTNERS
FINANCIAL HIGHLIGHTS – RESTATED
(in millions)

						1QTR 2003
						Over (Under)
	1QTR	4QTR	3QTR	2QTR	1QTR
	2003	2002	2002	2002	2002	4Q 2002	1Q 2002

OPERATING INCOME STATEMENT
REVENUE:
Direct Investments:
Realized Cash Gains (Net)	$46	$144	$91	$91	$126	(68)%	(63)%
Write-downs / Write-offs	(176)	(225)	(210)	(206)	(184)	22	4
Mark-to-Market	(6)	108	(120)	(20)	(178)	NM	97

Total Direct Investments	(136)	27	(239)	(135)	(236)	NM	42
Third Party Funds (Net)	(94)	(80)	(60)	9	(19)	(18)	(395)

Total Private Equity Gains (Losses)	(230)	(53)	(299)	(126)	(255)	(334)	10
Net Interest Income (Loss)	(62)	(58)	(63)	(74)	(73)	(7)	15
Fees and Other Revenue	14	28	3	7	20	(50)	(30)

TOTAL OPERATING REVENUE	(278)	(83)	(359)	(193)	(308)	(235)	10

EXPENSE:
Compensation Expense	34	24	33	34	37	42	(8)
Noncompensation Expense	29	45	46	39	41	(36)	(29)

TOTAL OPERATING EXPENSE	63	69	79	73	78	(9)	(19)

Operating Income (Loss) Before Income Tax Expense	(341)	(152)	(438)	(266)	(386)	(124)	12
Income Tax Expense (Benefit)	(124)	(56)	(160)	(98)	(141)	(121)	12

OPERATING EARNINGS (LOSS)	$(217)	$(96)	$(278)	$(168)	$(245)	(126)	11

Average Economic Capital	$5,985	$6,102	$6,183	$6,330	$6,565	(2)	(9)
Average Assets	9,428	9,629	9,404	9,611	10,074	(2)	(6)
Shareholder Value Added	(440)	(327)	(514)	(407)	(490)	(35)	10

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2002
	FULL YEAR			Over (Under)

	2002	2001	2000	2001

OPERATING INCOME STATEMENT
REVENUE:
Direct Investments:
Realized Cash Gains (Net)	$452	$957	$2,009	(53)%
Write-downs / Write-offs	(825)	(1,415)	(296)	42
Mark-to-Market	(210)	(522)	(1,096)	60

Total Direct Investments	(583)	(980)	617	41
Third Party Funds (Net)	(150)	(203)	380	26

Total Private Equity Gains (Losses)	(733)	(1,183)	997	38
Net Interest Income (Loss)	(268)	(273)	(237)	2
Fees and Other Revenue	58	21	89	176

TOTAL OPERATING REVENUE	(943)	(1,435)	849	34

EXPENSE:
Compensation Expense	128	144	162	(11)
Noncompensation Expense	171	149	234	15

TOTAL OPERATING EXPENSE	299	293	396	2

Operating Income (Loss) Before Income Tax Expense	(1,242)	(1,728)	453	28
Income Tax Expense (Benefit)	(455)	(630)	154	28

OPERATING EARNINGS (LOSS)	$(787)	$(1,098)	$299	28

Average Economic Capital	$6,293	$7,557	$8,932	(17)
Average Assets	9,677	11,698	13,345	(17)
Shareholder Value Added	(1,738)	(2,243)	(1,061)	23

J.P. MORGAN CHASE & CO.
CHASE FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS – RESTATED
(in millions, except ratios)

						1QTR 2003
						Over (Under)
	1QTR	4QTR	3QTR	2QTR	1QTR
	2003	2002	2002	2002	2002	4Q 2002		1Q 2002

OPERATING INCOME STATEMENT
REVENUE:
Net Interest Income	$2,319	$2,128	$2,107	$2,072	$1,986	9%		17%
Fees and Commissions	935	603	1,233	1,134	894	55		5
Securities Gains (Losses)	102	375	112	19	(13)	(73)		NM
All Other Revenue	340	228	216	175	188	49		81

TOTAL OPERATING REVENUE	3,696	3,334	3,668	3,400	3,055	11		21

EXPENSE:
Compensation Expense	733	634	677	668	645	16		14
Noncompensation Expense	1,021	1,078	981	958	899	(5)		14

TOTAL OPERATING EXPENSE	1,754	1,712	1,658	1,626	1,544	2		14

Operating Margin	1,942	1,622	2,010	1,774	1,511	20		29
Credit Costs	877	875	823	736	726	—		21

Operating Income Before Income Tax Expense	1,065	747	1,187	1,038	785	43		36
Income Tax Expense	388	280	427	389	299	39		30

OPERATING EARNINGS	$677	$467	$760	$649	$486	45		39

Average Economic Capital	$8,469	$8,516	$8,637	$8,716	$8,606	(1)		(2)
Average Managed Assets (a)	202,341	188,478	178,825	175,555	175,593	7		15
Shareholder Value Added	424	207	496	386	229	105		85
Return on Economic Capital	32%	22%	35%	30%	23%	1,000	bp	900	bp
Overhead Ratio	47	51	45	48	51	(400)		(400)
CHASE FINANCIAL SERVICES’ BUSINESSES
CHASE HOME FINANCE:
Operating Revenue	$1,137	$637	$971	$770	$527	78%		116%
Operating Expense	361	380	312	312	297	(5)		22
Operating Earnings	431	146	385	261	128	195		237
Overhead Ratio	32%	60%	32%	41%	56%	(2,800	) bp	(2,400	) bp
CHASE CARDMEMBER SERVICES:
Operating Revenue	$1,469	$1,571	$1,557	$1,486	$1,352	(6)%		9%
Operating Expense	535	610	547	523	481	(12)		11
Operating Earnings	153	140	232	166	138	9		11
Overhead Ratio	36%	39%	35%	35%	36%	(300	) bp	—	bp
CHASE AUTO FINANCE:
Operating Revenue	$199	$187	$165	$165	$171	6%		16%
Operating Expense	67	65	61	61	61	3		10
Operating Earnings	39	36	24	79	30	8		30
Overhead Ratio	34%	35%	37%	37%	36%	(100	) bp	(200	) bp
CHASE REGIONAL BANKING:
Operating Revenue	$632	$694	$699	$713	$727	(9)%		(13)%
Operating Expense	564	565	550	553	558	—		1
Operating Earnings	36	79	76	90	114	(54)		(68)
Overhead Ratio	89%	82%	79%	78%	77%	700	bp	1,200	bp
CHASE MIDDLE MARKET:
Operating Revenue	$364	$358	$377	$362	$371	2%		(2)%
Operating Expense	210	225	201	210	206	(7)		2
Operating Earnings	91	57	94	90	83	60		10
Overhead Ratio	58%	63%	53%	58%	56%	(500	) bp	200	bp

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2002
	FULL YEAR			Over (Under)

	2002	2001	2000	2001

OPERATING INCOME STATEMENT
REVENUE:
Net Interest Income	$8,293	$6,832	$6,098	21%
Fees and Commissions	3,864	2,894	3,216	34
Securities Gains (Losses)	493	378	252	30
All Other Revenue	807	766	407	5

TOTAL OPERATING REVENUE	13,457	10,870	9,973	24

EXPENSE:
Compensation Expense	2,624	2,368	2,218	11
Noncompensation Expense	3,916	3,308	3,153	18

TOTAL OPERATING EXPENSE	6,540	5,676	5,371	15

Operating Margin	6,917	5,194	4,602	33
Credit Costs	3,160	2,874	2,094	10

Operating Income Before Income Tax Expense	3,757	2,320	2,508	62
Income Tax Expense	1,395	869	968	61

OPERATING EARNINGS	$2,362	$1,451	$1,540	63

Average Economic Capital	$8,618	$7,740	$7,701	11
Average Managed Assets (a)	179,646	163,001	146,966	10
Shareholder Value Added	1,318	510	598	158
Return on Economic Capital	27%	19%	20%	800	bp
Overhead Ratio	49	52	54	(300)
CHASE FINANCIAL SERVICES’ BUSINESSES
CHASE HOME FINANCE:
Operating Revenue	$2,905	$1,678	$1,326	73%
Operating Expense	1,301	993	796	31
Operating Earnings	920	394	309	134
Overhead Ratio	45%	59%	60%	(1,400	) bp
CHASE CARDMEMBER SERVICES:
Operating Revenue	$5,966	$4,453	$3,805	34%
Operating Expense	2,161	1,598	1,429	35
Operating Earnings	676	478	410	41
Overhead Ratio	36%	36%	38%	—	bp
CHASE AUTO FINANCE:
Operating Revenue	$688	$544	$333	26%
Operating Expense	248	202	178	23
Operating Earnings	169	123	38	37
Overhead Ratio	36%	37%	54%	(100	) bp
CHASE REGIONAL BANKING:
Operating Revenue	$2,833	$3,091	$3,148	(8)%
Operating Expense	2,226	2,183	2,195	2
Operating Earnings	359	475	494	(24)
Overhead Ratio	79%	71%	70%	800	bp
CHASE MIDDLE MARKET:
Operating Revenue	$1,468	$1,413	$1,420	4%
Operating Expense	842	813	805	4
Operating Earnings	324	275	316	18
Overhead Ratio	57%	58%	57%	(100	) bp

(a) Includes credit card receivables that have been securitized.

J.P. MORGAN CHASE & CO.
SUPPORT UNITS AND CORPORATE
FINANCIAL HIGHLIGHTS – RESTATED
(in millions)

						1QTR 2003
						Over (Under)
	1QTR	4QTR	3QTR	2QTR	1QTR
	2003	2002	2002	2002	2002	4Q 2002	1Q 2002

OPERATING INCOME STATEMENT
OPERATING REVENUE	$(201)	$(274)	$(213)	$(173)	$(190)	27%	(6)%
OPERATING EXPENSE	145	25	(68)	(62)	69	480	110
Credit Costs	71	(27)	26	91	42	NM	69

Pre-Tax Loss	(417)	(272)	(171)	(202)	(301)	(53)	(39)
Income Tax Benefit	(244)	(127)	(1)	(146)	(205)	(92)	(19)

OPERATING EARNINGS (LOSS)	$(173)	$(145)	$(170)	$(56)	$(96)	(19)	(80)

Average Economic Capital	$(1,612)	$(1,225)	$(305)	$(2,198)	$(3,465)	(32)	53
Average Assets	22,840	19,200	18,875	16,333	32,143	19	(29)
Shareholder Value Added	(83)	(64)	(115)	57	54	(30)	NM

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2002
	FULL YEAR			Over (Under)

	2002	2001	2000	2001

OPERATING INCOME STATEMENT
OPERATING REVENUE	$(850)	$(934)	$(915)	9%
OPERATING EXPENSE	(36)	204	240	NM
Credit Costs	132	154	1	(14)

Pre-Tax Loss	(946)	(1,292)	(1,156)	27
Income Tax Benefit	(479)	(842)	(775)	43

OPERATING EARNINGS (LOSS)	$(467)	$(450)	$(381)	(4)

Average Economic Capital	$(1,787)	$(2,660)	$(5,923)	33
Average Assets	21,596	13,132	15,004	64
Shareholder Value Added	(68)	95	599	NM

CAPITAL

J.P. MORGAN CHASE & CO.
AVAILABLE VERSUS REQUIRED ECONOMIC CAPITAL
(in billions)

	BEFORE RESTATEMENT			AFTER RESTATEMENT

Year Ended December 31,	2002	2001	2000	2002	2001	2000

Common Stockholders’ Equity	$41.4	$41.5	$36.2	$41.4	$41.5	$36.2
Required Economic Capital
Credit Risk	13.1	12.8	12.4	14.0	13.7	13.6
Market Risk	4.8	4.6	4.5	4.7	4.5	4.5
Operating Risk	8.7	8.8	9.2	—	—	—
Operational Risk	—	—	—	3.5	3.5	3.5
Business Risk	—	—	—	1.8	1.8	1.8
Private Equity Risk	5.1	6.4	7.2	5.8	7.2	8.2

Economic Risk Capital	31.7	32.6	33.3	29.8	30.7	31.6

Goodwill / Intangibles	8.8	8.5	6.1	8.8	8.5	6.1
Asset Capital Tax	3.8	3.9	3.8	3.9	3.9	3.8

Capital Against Nonrisk Factors	12.6	12.4	9.9	12.7	12.4	9.9

Diversification Effect	(7.0)	(7.2)	(7.3)	(5.3)	(5.5)	(5.6)

Total Required Economic Capital	37.3	37.8	35.9	37.2	37.6	35.9

Capital in Excess of Required Economic Capital	$4.1	$3.7	$0.3	$4.2	$3.9	$0.3

	QUARTERLY AVERAGES					1QTR 2003

	1QTR	4QTR	3QTR	2QTR	1QTR	Over (Under)

AFTER RESTATEMENT	2003	2002	2002	2002	2002	4Q 2002	1Q 2002

Common Stockholders’ Equity	$41.9	$42.0	$42.2	$40.9	$40.4	—%	4%
Required Economic Capital
Credit Risk	15.1	14.7	13.5	13.5	14.3	3	6
Market Risk	4.2	4.1	4.8	4.9	5.3	2	(21)
Operational Risk	3.5	3.5	3.5	3.5	3.5	—	—
Business Risk	1.7	1.8	1.8	1.8	1.8	(6)	(6)
Private Equity Risk	5.4	5.5	5.7	5.9	5.9	(2)	(8)

Economic Risk Capital	29.9	29.6	29.3	29.6	30.8	1	(3)

Goodwill / Intangibles	8.9	8.9	8.9	8.9	8.6	—	3
Asset Capital Tax	4.0	3.9	3.8	3.9	3.8	3	5

Capital Against Nonrisk Factors	12.9	12.8	12.7	12.8	12.4	1	4

Diversification Effect	(5.0)	(4.9)	(5.3)	(5.4)	(5.7)	(2)	12

Total Required Economic Capital	37.8	37.5	36.7	37.0	37.5	1	1

Capital in Excess of Required Economic Capital	$4.1	$4.5	$5.5	$3.9	$2.9	(9)	41

J.P. MORGAN CHASE & CO.
Glossary of Terms

Average Economic Capital: Represents the portion of average common stockholders’ equity allocated to the business segments. The total average economic capital of all business segments equals the total average common stockholders’ equity of the Firm.	Tangible Return on Economic Capital: Excludes the impact of goodwill on operating earnings and average common equity.

bp: Denotes basis points; 100 bp equals 1%.	Tangible Shareholder Value Added: Excludes the impact of goodwill on operating earnings and capital charges.

NA: Not applicable

NM: Not meaningful